MPM TECHNOLOGIES, INC.
199 Pomeroy Road
Parsippany, NJ 07054


                   NOTICE OF 2003 ANNUAL STOCKHOLDERS' MEETING


To: The Stockholders of MPM Technologies, Inc.

NOTICE IS HEREBY GIVEN that the 2003 Annual Stockholders' Meeting of MPM Technologies, Inc. will be held at company headquarters 199 Pomeroy Road, Parsippany, NJ 07054, on June 27, 2003.

1. To Elect Three Directors of the Company;

2. To Amend the 1989 Stock Option Plan;

3. To consider and act upon any other matters which may properly come before the meeting.

The Board of Directors has fixed the close of business on May 30, 2003 as the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting. This notice and Proxy Statement and the enclosed form of proxy are being sent to stockholders of record at the close of business on or about June 2, 2003 to enable such stockholders to state their instructions with respect to the voting of the shares. Proxies should be returned to Computershare Trust Company, Inc. P.O. Box 1596, Denver, Colorado 80201 in the reply envelope enclosed.


By Order of the Board of Directors,



Michael J. Luciano
Chief Executive Officer and
Chairman of the Board

June 2, 2003/Date of Mailing



WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE MEETING TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY CARD IN THE REPLY ENVELOPE PROVIDED.

                         PROXY STATEMENT RELATING TO THE
                       2003 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of MPM Technologies, Inc., (MPM) a Washington corporation, to holders of shares of MPM stock, in connection with the solicitations by the Board of Directors of proxies to be voted at the 2003 Annual Meeting of Stockholders to be held at 199 Pomeroy Road, Parsippany, NJ 07054 on June 27, 2003, at 9:00 a.m. local time, and any adjournment or adjournments thereof, for the purpose set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and Annual Report on Form 10-KSB for the year ended December 31, 2002, are first being mailed to shareholders on or about June 2, 2003. The executive offices of the Company are located at 199 Pomeroy Road, Parsippany, NJ 07054.

VOTING AT ANNUAL MEETING

The Board of Directors of the Corporation has fixed the close of business on May 30, 2003, as the date of record (the "Record Date") for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 3,081,074 issued shares of common stock entitled to vote. A majority of such shares will constitute a quorum for the transactions of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of common stock represented at the Annual Meeting, provided a quorum is present at the meeting in person or by proxy.

Proxy. Shares of common stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted: (a) FOR the election of three individuals to the Board of Directors; (b) FOR the amendment to the Company's Stock Option Plan and (c) at the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation or by attending the Annual Meeting and voting in person. A proxy is not revoked by the death or incompetence of the maker unless before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mails, directors, officers, employees or consultants without compensation, may solicit proxies personally or by telephone or telegram.

Voting Power. Shareholders of the Common Stock of MPM are entitled to one vote for each share held.

Dissenters' Rights. None of the actions contemplated to be taken at the MPM Shareholder Meeting give rise to the dissenters' rights under the Washington Business Corporations Act.

THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

PURPOSE OF ANNUAL MEETING

Election of Directors
---------------------

It is intended that the proxies solicited hereby will be voted FOR election of the nominees for director listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why the nominees will be unable to accept election. However, if any present member becomes unable to accept election, the Board of Directors will select substitute nominees. If substitute nominees are selected, proxies will be voted in favor of such nominees.

The Board of Directors is divided into three classes, with the term of office of each class ending in successive years. The term of Directors of Class I expires with the 2004 Annual Meeting, Directors of Class II expires with the 2005 Annual Meeting and Class III expires with the 2003 Annual Meeting.

CLASS III - Three Year Term Expiring in 2003

Richard E. Appleby, age 63, is Vice President and Director of the Company.
Mr. Appleby was Superintendent and Manager of A-L Services and Farm Harvesting from 1957-1973. From 1973-1980, he was Vice President of A-L Services and has been President of A-L Services since 1980. Mr. Appleby was a partner in MADD Exploration, an affiliate of the Company from 1980 - 1988. Director Since 1985 Compensation Committee

Dr. Richard Kao, age 62 has been a Director since 1998. Dr. Kao has a Ph.D. and MS in Chemical Engineering from Illinois Institute of Technology in Chicago, and a B.S. in Chemical Engineering from Tunghai University in Taiwan. He is presently serving as Senior Vice President of Unitel Technologies, Inc., and is responsible for the research, development, economic evaluation, assessment and upgrade of new technologies for commercial application for chemical, petroleum, solid/semi-solid/liquid waste, synthetic fuel, food, pulp and paper industries. Prior to joining Unitel, he was Director of Technologies for Xytel Corporation (1988-1996) and Chemical Engineer for the Gas Technology Institute (1967-1982). He is a Registered Professional Engineer in Illinois and a member of Sigma Xi and the National Society of Professional Engineers. Dr. Kao resides in Northbrook, Illinois.
Director Since 1999
Audit Committee

L. Craig Cary Smith, age 53, is a Director of the Company. He is a 1981 graduate of Gonzaga University Law School and was admitted to the Washington State Bar that same year. Mr. Smith is a partner in general practice at Smith, Hemingway and Anderson, P.S., in Spokane, Washington.
Director Since 1985

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

CLASS I - Three-Year Term Expiring in 2004

Michael J. Luciano, age 49, is Chairman of the Board and Chief Executive Officer of the company. Mr. Luciano was co-owner of Morris County Sanitation Services,
E. Hanover, NJ, where he was involved in acquisitions, governmental regulatory permitting and compliance. He is the owner of MJL Associates, a company providing consulting services in solid waste facilities, permitting, construction and operations.
Director Since 1998
Executive Committee

Glen Hjort, age 50, is Chief Financial Officer and Director of the Company. Mr. Hjort received a B.S. in Accounting at the University of Illinois in 1979, C.P.A. Certificate in 1980 and C.I.S.A. Certificate in 1993. From 1993-1996 he was CFO for a small publicly traded franchiser and retailer where he was responsible for all accounting, personnel and administrative functions for the corporate offices and corporate stores. From 1996 to present, Mr. Hjort has been sole proprietor - Accounting and Consulting Practice - servicing numerous corporate clients in a wide variety of industries. He is a member of the American Institute of Certified Public Accounts, Illinois CPA Society and Information Systems Audit and Control Association.
Director Since 1998
Audit Committee, Executive Committee

CLASS II - Three-Year Term expiring 2005

Frank E. Hsu, age 57, is Chief Operating Officer and a director. He is a registered professional engineer with 27 years of experience in design, manufacturing and construction of air pollution control equipment and solid waste disposal systems. Mr. Hsu holds a B.S. Degree in Civil Engineering from Taiwan Chen Kung University, M.S. Degree in Environmental Engineering from New Jersey Institute of Technology and an MBA Degree in Management from Fairleigh Dickinson University, New Jersey. Prior to joining AirPol in 1990 he was the Engineering Director of Belco Pollution Control Corp., New Jersey. In addition to his engineering and business management background he also has extensive experience in international sales, marketing and project execution.
Director Since 2002

Daniel D. Smozanek, age 77, is Treasurer and Director of the Company. Mr. Smozanek was owner and President of Spring House Tree Service in Summit, New Jersey from 1947-1972. From 1972 to Present, he has been a partner in land development and real estate sales in Montana. During this time he was engaged in the exploration of 29 mining claims in the Flathead National Forest. From 1980-1988, Mr. Smozanek was a partner in MADD Exploration, an affiliate of the Company. Director Since 1985 Compensation Committee

AMEND THE COMPANY'S STOCK OPTION PLAN

The Board of Directors is proposing to amend the Company's Stock Option Plan (the "Plan") to increase the number of shares of common stock issuable under the Plan by THREE HUNDRED THOUSAND (300,000) shares of common stock.

The Company currently does not pay any cash compensation to its Directors, although they are reimbursed for out-of-pocket expenses incurred in attending meetings. Directors are compensated for their time and efforts solely through the occasional grant of stock options. The Company believes that increasing the number of shares in the Plan would, among other things, continue to promote the interests of the Company and its subsidiaries and its stockholders by attracting, retaining and stimulating the performance of officers, directors and key salaried employees. The Board of Directors feels the proposed amendment to increase the number of options in the Plan is of vital importance to further the goal for future acquisitions.

MANAGEMENT RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT TO THE 1989 STOCK OPTION PLAN

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the 2003 Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, is enclosed with this Proxy Statement.

PRINCIPAL SHAREHOLDERS

As of the Record Date there were 604 shareholders of record. The Company estimates that there are approximately 2,000 beneficial shareholders. The following table sets forth the identity of the beneficial owners of more than five percent (5%) of the fully diluted shares of MPM Common Stock:

                           Common           Percentage
Shareholder                Stock Owned      of Outstanding
-----------                ------------     --------------
Michael J. Luciano          352,020  [1]        11.42
Richard E. Appleby          221,155              7.18

[1] Does not include 396,509 shares (12.87%) of the Company's outstanding stock owned by a Trust for which Mr. Luciano is the Trustee.

As of the Record Date no other person or group was known by the Registrant to own more than five percent of its common stock.

TRANSACTIONS WITH MANAGEMENT

The Company has contracted with R.D. Little Company to provide shareholder and investor relations services. Robert D. Little, Secretary of the Company owns R.D. Little Company.

EXECUTIVE COMPENSATION

Current Remuneration

Except as noted below during 2002, none of the officers or directors was compensated for his services as an officer or director. Each is reimbursed for out-of-pocket expenses incurred on Company business.

The following tables show the remuneration of officers and directors in 2002 and 2001.

                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

Name and
Principal
Position              Year  Salary  Bonus Compensation Award(s)($)SARsPayout(s)Compensation

Michael J. Luciano    2002                  $ 25,000
Chairman & CEO        2001                  $ 25,000

Robert D. Little      2002                  $ 61,776
Corporate Secretary   2001                  $ 71,897

                        Option Grants In 2002 Fiscal Year
                                Individual Grants

                                                       Market
                         % of Total                    Price on
            Options   Options Granted    Exercise or   Date of     Expiration
Name        Granted    In Fiscal Year    Base Price    Grant       Date
-------     -------  ------------------  ----------    ---------   ------------

Frank E.
Hsu          50,000        100%               $0.60     $0.60      8/7/12


             Aggregated Option/SAR Exercises in Last Fiscal Year and
                           FYE 2002 Option/SAR Values

                                            Number of
                                            Securities            Value of
                                            Underlying            Unexercised
                                            Unexercised           In-The-Money
                                            Options/SARs          Options/SARs
              Shares                        At FY-End (#)         At FY-End
              Acquired        Value         Exercisable/          Exercisable/
Name          On Exercise   Realized ($)    Unexercisable         Unexercisable
-----         -----------   ------------    --------------        --------------

Michael J.
Luciano         None                        521,890               $130,473
                                            Exercisable

L. Craig
Cary Smith      None                        200,389               $ 50,097
                                            Exercisable
Robert D.
Little         10,000                       195,223               $ 48,806
                                            Exercisable

Glen
Hjort           None                        90,000                $ 22,500
                                            Exercisable

Richard E.
Appleby         None                        38,000                $  9,500
                                            Exercisable

Daniel D.
Smozanek        None                        8,000                 $  2,000
                                            Exercisable

Proposed Remuneration
---------------------

Except as noted above none of the directors is compensated for their services as a director. Each is reimbursed for out-of-pocket expenses incurred on company business. It is not contemplated that any salaries will be paid unless, and until such time as, the company may require full time commitments from any director.

Incentive and Compensation Plans and Arrangements
-------------------------------------------------

The Company has a $1 million key man insurance policy on Michael J. Luciano. The Company has no retirement, profit sharing, pension, or insurance plans covering its other officers and directors. No advances have been made, nor are any contemplated, by the Company to any of its officers or directors.

1989 Stock Option Plan
----------------------

The shareholders of the Company, at the Annual Shareholders Meeting on May 22, 1989, voted to approve the 1989 Stock Option Plan (the "Plan") a stock option plan for selected officers, directors and employees of the Company. The purpose of the Plan is to promote the interests of the Company and its stockholders by attracting, retaining and stimulating the performance of selected officers, directors and employees and giving them the opportunity to acquire a proprietary interest in the Company's business and an increased personal interest in this continued success and progress.

The Compensation Committee, (the "Committee") comprised of three members of the Board of Directors, administers this Plan. The Committee has the authority in its discretion to determine all matters relating to the options to be granted under the Plan, including selection of the individuals to be granted options, the number of shares to be subject to each grant, the date of grant, the termination of the options, the option term, vesting schedules, and all other terms and conditions thereof. Options and Stock Appreciation Rights are evidenced by written agreements, which contain such terms and conditions as may be determined by the Committee. The Option price at which shares may be purchased upon exercise of a particular option are such price as may be fixed by the Committee. The term during which options and Stock Appreciation Rights may be granted under the Plan expires as set in the discretion of the Committee.

The aggregate number and class of shares on which options and Stock Appreciation Rights may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), of each such option, are proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a split up or consolidation of shares, or any spin-off, spin-out, split-up, or other distribution of assets to shareholders or any like capital adjustment or the payment of any such stock dividend, or any other increase or decrease in the number of shares of common stock of the Company without the receipt of consideration by the Company or assumption and conversion of outstanding grants due to an acquisition.

Change of Control Arrangement
-----------------------------

There are currently no changes of control arrangements in place.

Change in and Disagreements with accountants on Accounting and Financial Disclosure
------------------------------------------------------------------------

There was no change in or disagreements with accountants on Accounting and Financial Disclosure.

Indemnification of Directors
----------------------------

The Washington Business Corporation Act (the "Washington Business Act") provides that a company may indemnify its directors and officers as to certain liabilities. The Company's Articles of Incorporation and Bylaws provide for the indemnification of its directors and officers to the fullest extent permitted by law. The effect of such provisions is to indemnify the directors and officers of the Company against all costs, expenses and liabilities incurred by them in connection with any action suit or proceeding in which they are involved by reason of their affiliation with the Company, to the fullest extent permitted by law.

Compliance with Section 16(a) of the Securities Exchange and Act of 1934
------------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and persons who own beneficially more than five (5%) percent of the common stock of the Company, to file reports of ownership and changes in ownership, with the Securities and Exchange Commission. Copies of all reports are required to be furnished to the Company pursuant to Section 16(a). Based on the reports received by the Company, the Company believes that the directors, officers, and greater than five (5%) percent beneficial owners, complied with all applicable reporting requirements during the year ended December 31, 2002.

Information on Committees of the Board of Directors and Meetings
----------------------------------------------------------------

During the fiscal year ended December 31, 2002, the Board of Directors met ten times. The Board of Directors has an Executive Committee, Audit Committee and Compensation Committee. The Company has no Nominating Committee and the full Board of Directors selects nominees for election as directors.

The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit, reviews management's evaluation of the Company's system of internal controls, and reviews non-audit professional services provided by the independent accountants and the range of audit and non-audit fees. The Audit Committee will also review at least annually reimbursement of costs by the company and subsidiaries. As of December 31, 2002, the Audit Committee consisted of Glen Hjort, Chief Financial Officer of the Company and independent directors, Richard Kao and Anthony Lee. Mr. Lee retired from the Board of Directors on March 6, 2003.

The Compensation Committee establishes salaries, incentives and other forms of compensation for directors, officers and other key employees of the Company, administers the 1989 Stock Option Plan and recommends policies relating to benefit plans. The Compensation Committee currently consists of Daniel D. Smozanek and Richard E. Appleby.

The Executive Committee possesses all of the powers of the Board except the power to issue stock, approve mergers and acquisitions with nonaffiliated corporations, or declare dividends and certain other powers specifically reserved by Washington State law to the Board. The Executive Committee currently consists of Michael J. Luciano and Glen Hjort.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

The deadline for submitting stockholder proposals for inclusion in the Company's Proxy Statement and form of Proxy for the Company's annual meeting was March 1, 2003. Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Corporation.

FORM 10-KSB

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, by written request to the Company. Executive Offices are located at 199 Pomeroy Road, Parsippany, NJ 07054.

BY ORDER OF THE BOARD OF DIRECTORS


Robert D. Little
Corporate Secretary

                              MPM TECHNOLOGIES INC.
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
           THE 2003 ANNUAL MEETING OF STOCKHOLDERS AT 199 POMEROY ROAD
               PARSIPPANY, NEW JERSEY ON JUNE 27, 2003, 9:00 A.M.
                               -------------------

The undersigned appoints Michael J. Luciano and Robert D. Little, or each of them proxies of the undersigned, with full power of substitution, to vote all shares of MPM Technologies, Inc., the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held or at any adjournment thereof, with all powers the undersigned would have if personally present.

THE SHARES WILL BE VOTED AS DIRECTED WITH RESPECT TO OTHER MATTERS OF BUSINESS PROPERLY BROUGHT BEFORE THE MEETING, AS THE PROXIES SHALL DECIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

MANAGEMENT RECOMMENDS VOTING FOR THE FOLLOWING PROPOSALS.

1. ELECTION OF DIRECTORS

 [   ] FOR all nominees listed below (except as marked). To withhold authority for any individual, place an N next to that person's name.

       ___ Richard E. Appleby       ___ Richard Kao     ___ L. Craig Cary Smith

 [   ] WITHHOLD AUTHORITY to vote for all nominees listed above.

2. TO APPROVE THE AMENDMENT TO THE 1989 STOCK OPTION PLAN

 [   ] FOR            [   ] AGAINST             [   ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORUZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING.

Sign exactly as your name appears hereon. When signing in a representative or fiduciary capacity, indicate title. If shares are held jointly, each holder should sign. For a corporation, a duly authorized officer who should state his/her title should sign the full corporation name. For a partnership, an authorized person should sign in partnership name.


Date _________________, 2003.


Signature_______________________  Signature Partnership_________________________


Signature_______________________  Signature Corporation ________________________
(If jointly held)